UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

☒	Definitive Information Statement Only

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INDIGENOUS ROOTS CORP.
(Name of Registrant as Specified In Its Charter)

_______________________________________

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INDIGENOUS ROOTS CORP.

41 Puget Drive

Steilacoom, WA 98388

(519)-761-8327

Copies of correspondence to:

Robert Burnett

Witherspoon Brajcich McPhee, LLC

601 W Main Avenue

Suite 714

Spokane, WA 99201-0677

(509) 624-6441

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: October 27, 2021

TO THE STOCKHOLDERS OF INDIGENOUS ROOTS CORP.:

The attached Information Statement is furnished by the Board of Directors (the "Board") of Indigenous Roots Corp. ("IRC", the "Company," "we" or "us"). The Company, a Nevada corporation, is a public company registered with the Securities and Exchange Commission.

On October 15, 2021, a majority of the stockholders holding 8,500,000 shares of $0.001 par value common stock ("Common Stock"), or approximately 56.3%, of our voting power, consented in writing to effectuate a Spin-Off of Edison Power Company ("EPC"), a Nevada corporation and the Company's wholly-owned subsidiary.  This consent was sufficient to approve the Spin-Off under Nevada law and our Articles of Incorporation.  The attached Information Statement describes the Spin-Off that the majority of common stockholders of the Company have approved. The Spin-Off of EPC will result in the IRCC Common stockholders, on the Record Date, owning one half share of the Common Stock of EPC for each one share owned of the Common Stock of IRCC.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters' or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety.  It describes the terms of the action taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Spin-Off, this Information Statement contains important information about the Spin-Off.

By Order of the Board of Directors

/s/ Lawrence Faulk
Lawrence Faulk, Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

INDIGENOUS ROOTS CORP.

41 Puget Drive

Steilacoom, WA 98388

(519)-761-8327

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Indigenous Roots Corp., a Nevada corporation (the "Company," "we" or "us"), to advise them of the corporate action that has been authorized by written consent of a majority of the Company's stockholders, who own Common Stock with approximately 56.3% of the voting power Company's issued and outstanding capital stock as of the record date of October 22, 2021 (the "Record Date").  This action is being taken without notice, meetings or votes in accordance with Article 78 of the Nevada Revised Statutes (NRS), the Company's Articles of Incorporation and its Bylaws.  This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on October 22, 2021.

On October 15, 2021, a majority of the stockholders holding 8,500,000 shares of $0.001 par value Common Stock (the "Common Stock"), or approximately 56.3, of our voting power, consented in writing to effectuate a Spin-Off of Edison Power Company ("EPC"), a Nevada corporation and the Company's wholly-owned subsidiary.  This consent was sufficient to approve the Spin-Off under Nevada law and our Articles of Incorporation.  This Information Statement describes the Spin-Off that the majority of Common stockholders of the Company have approved. The Spin-Off of EPC will result in the IRCC Common stockholders, on the Record Date, owning one-half share of the Common Stock of EPC for each one share owned of the Common Stock of IRCC.

NO VOTE REQUIRED

We are not soliciting consents to approve the Spin-Off of our Common Stock.  Nevada law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Nevada corporate law, stockholders have no appraisal or dissenters' rights in connection with the Spin-Off of our Common Stock.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Spin-Off of our Common Stock that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances, we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address.  If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder.  Requests should be directed to our President, Lawrence Faulk, 14 Puget Drive, Steilacoom, WA 98388.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Spin-Off shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Indigenous Roots Corp., which date we anticipate to be on or about October 27, 2021.

A table illustrating the impact of the Spin-Off and resulting increase in issued and outstanding shares of IRCC is as follows:

Number of shares of Common Stock issued and outstanding
Before Spin-Off	15,086,856
After Spin-Off	15,086,856

(1) The Company also has 10,000,000 shares of Preferred Stock authorized in its Articles of Incorporation, none of which are issued and outstanding, and after the Spin-Off, the Company will have all 10,000,000 shares of Preferred Stock authorized and reserved for issuance.  The Company has no current plans, proposals or arrangements to issue and shares of Preferred Stock.

A table illustrating the impact of the Spin-Off and resulting increase in issued and outstanding shares of EPC is as follows:

Number of shares of Common Stock issued and outstanding
Before Spin-Off	7,543,428
After Spin-Off	7,543,428

(1) The Company also has 20,000,000 shares of Preferred Stock authorized in its Articles of Incorporation, none of which are issued and outstanding, and after the Spin-Off, the Company will have all 20,000,000 shares of Preferred Stock authorized and reserved for issuance.  The Company has no current plans, proposals or arrangements to issue and shares of Preferred Stock.

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Spin-Off if the Board of Directors, in its sole discretion, determines that the Spin-Off is no longer in our best interests and that of our stockholders.  The Board of Directors may consider a variety of factors in determining whether to implement the Spin-Off, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of common stock, business and transactional developments, and our project financial performance.

The Spin-Off will not change the number of authorized shares of Common Stock or the par value of the Common Stock of Indigenous Roots Corp. or Edison Power Company; nor will the number of shares of Indigenous Roots Corp. held by its stockholders change post Spin-Off.  Except for any changes as a result of the treatment of fractional shares, each stockholder of Indigenous Roots Corp. will hold 150% of the total shares of Common Stock of both companies combined immediately following the Spin-Off when compared to the total number of shares of Common Stock of both companies combined owned by each stockholder immediately prior to the Spin-Off.

Indigenous Roots Corp. presently has no current plans, proposal or arrangements to issue any shares of common stock for any other purpose, including future acquisitions and/or financings.

Purpose

The Board of Directors believed that it was in the best interests of Indigenous Roots Corp. to implement a Spin-Off in order to change the business direction of the Company and to make application for Edison Power Company to seek a listing on the OTC Markets and to become a fully reporting issuer on its own.

Certain Risks Associated with the Spin-Off

There can be no assurance that the total projected market capitalization of Indigenous Roots Corp.'s Common Stock after the proposed Spin-Off will be equal to or greater than the total projected market capitalization before the proposed Spin-Off, or that the price per share of Indigenous Roots Corp.'s Common Stock following the Spin-Off will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per share of Indigenous Roots Corp.'s Common Stock after the Spin-Off will rise or remain constant.

Accordingly, the total market capitalization of Indigenous Roots Corp.'s common stock after the proposed Spin-Off may be lower than the total market capitalization before the proposed Spin-Off and, in the future, the market price of Indigenous Roots Corp.'s Common Stock following the Spin-Off may be lower than the market price before the Spin-Off.

There can be no assurance that the Spin-Off will result in a per share price that will attract investors, and decline in the market price for Indigenous Roots Corp.'s Common Stock after the Spin-Off may result in a greater percentage decline than would occur in the absence of a Spin-Off, and the liquidity of Indigenous Roots Corp.'s common stock could be adversely affected following a Spin-Off.

The market price of Indigenous Roots Corp.'s Common Stock will also be based on Indigenous Roots Corp.'s performance and other factors, some of which are unrelated to the number of shares outstanding.  If the Spin-Off is effected and the market price of Indigenous Roots Corp.'s Common Stock declines, the percentage decline as an absolute number and as a percentage of Indigenous Roots Corp.'s overall market capitalization may be greater than would occur in the absence of a Spin-Off.  In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a Spin-Off are lower than they were before the Spin-Off.  Furthermore, the liquidity of Indigenous Roots Corp.'s Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Spin-Off.

Indigenous Roots Corp.'s Common Stock trades as a "penny stock" classification which limits the liquidity for Indigenous Roots Corp.'s Common Stock.

Indigenous Roots Corp.'s stock is subject to "penny stock" rules as defined in Rule 3a51-1, promulgated pursuant to the Securities Exchange Act of 1934, as amended.  The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks.  Indigenous Roots Corp.'s common stock is subject to these penny stock rules.  Transaction costs associated with purchase and sale of penny stocks are likely to be higher than those for other securities.  Penny stocks generally are equity securities with a price of less than U.S. $5.00 (other than securities registered on certain securities exchange or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

As a result, all brokers or dealers involved in a transaction in which Indigenous Roots Corp.'s shares are sold to any buyer, other than an established customer or "accredited investor," must make a special written determination.  These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of Indigenous Roots Corp.'s stockholders to sell in the secondary market, through brokers, dealers or otherwise.  Indigenous Roots Corp. also understands that many brokerage firms will discourage their customers from trading in shares falling within the "penny stock" definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares.  An orderly market is not assured or implied as to Indigenous Roots Corp.'s common stock.  Nor are there any assurances as to the existence of market makers or broker/dealers for Indigenous Roots Corp.'s common stock.

Principal Effects of the Spin-Off

In addition to those risk factors note above, the Spin-Off will have the following effects:

General Corporate Changes - Indigenous Roots Corp.'s Common Stock total issued and outstanding shares of Common Stock will not be increased, nor will the number of Edison Power Company's total issued and outstanding shares of Common increase.

The Spin-Off will be effected simultaneously, through a distribution of all of the issued and outstanding shares of Common Stock of EPC, for all of the Indigenous Roots Corp.'s issued and outstanding shares common stock

The Spin-Off does not materially affect the proportionate equity interest in Indigenous Roots Corp. of any holder of Common Stock or the relative rights, preferences, privileges or priorities of any such stockholder with respect to the stockholder's shares in Indigenous Roots Corp.

Fractional Shares - Any fractional shares of Common Stock of EPC resulting from the Spin-Off will "round up" to the nearest whole number.  No cash will be paid to any Indigenous Roots Corp. stockholders that would, but for the "round up," receive fractional interests in EPC shares of Common Stock.

Authorized Shares - The Spin-Off will not change the number of authorized shares of Common Stock of Indigenous Roots Corp., as stated in Indigenous Roots Corp.'s Article of Incorporation, as amended.  The Spin-Off will also not change the number of authorized shares of Common Stock of Edison Power Company.

Accounting Matters - The Spin-Off will not affect the par value of Indigenous Roots Corp.'s common stock.  As a result of the effective time of the Spin-Off, the stated capital on Indigenous Roots Corp.'s balance sheet attributable to Indigenous Roots Corp.'s common stock will not be increased or decreased.

Procedure for Effecting the Spin-Off and the Issuance of Stock Certificates

Upon effectiveness of the Spin-Off, each outstanding share of Common Stock of Indigenous Roots Corp. will receive one-half share of Common Stock of Edison Power Company; any fractional shares of Edison Power Company otherwise issuable will be rounded up to the next whole share.  It will not be necessary for stockholders of Indigenous Roots Corp. to take any action to receive their shares of Edison Power Company Common Stock. The Transfer Agent for EPC will be directed to issue and deliver the share certificates to the shareholders according to a list provided by Indigenous Roots.

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent.  These stockholders do not have stock certificates evidencing their ownership of our Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.  If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post Spin-Off shares of EPC Common Stock; a transaction statement will automatically be sent to the stockholder's address of a record indicating the number of shares of Common Stock of Edison Power Company held following the Spin-Off.

Federal Income Tax Consequences of the Spin-Off

The following is a summary of certain material federal income tax consequences of the Spin-Off.  It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Spin-Off and is included for general information only.  Because the Spin-Off is not structured as a tax-free spin-off, there may be federal and/or state tax consequences to the stockholders of Indigenous Roots Corp. related to their receipt of shares of EPC Common Stock.  Each stockholder's situation is unique and the Company highly recommends its stockholders consult their own tax professional(s) to better understand any effects the Spin-Off will have on their tax situation.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT:  (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Spin-Off.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Spin-Off shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company.  We anticipate the effective date to be on or about November 17, 2021.

(a) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 15, 2021 with respect to the beneficial ownership of our common stock by (1) each director, (2) each executive officer, (3) each significant employee, (4) our directors and officers as a group, (5) and each person known by us to own beneficially more than 5% of our common stock.  Under relevant provisions of the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has, or shares, the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security.  A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days.  More than one person may be deemed to be a beneficial owner of the same securities.  The percentage ownership of each stockholder is calculated based on 15,086,857 outstanding shares of our common stock as of October 15, 2021.

Class of Stock	Name of Beneficial Owner (1)	Number of Common Shares	Percentage of Class
Common shares	Lawrence Faulk, Director and President	500,000	3.31%
Common shares	Ian Marshall, Director	0	0%
	Officers and Directors as a Group	500,000	3.31%
Common shares	Michael Matvieshen	6,000,000	39.76%
Common shares	Jacob Consulting LLC	1,000,000	6.63%
Common shares	Steven Nelson	1,000,000	6.63%
	Beneficial Owners as a Group	8,000,000	53.02%

Changes in Control

As of the date of this Report, our management is unaware of any existing or anticipated contract or arrangement, the operation of which may, at a subsequent date, result in a change in our control.

Securities Authorized for Issuance Under Equity Compensation Plans

We have not adopted any equity compensation plans since our inception.

Securities Authorized for Issuance under Equity Compensation Plans

None

(b) Changes in Control

We know of no arrangements which may at a subsequent date result in a change in control of the Company.  There will be a change in control of Edison Power Company by virtue of the distribution of the shares of Common Stock of EPC from Indigenous Roots Corp. to the holders of Common Stock of Indigenous Roots Corp.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

* Annual Report on Form 10-K for the fiscal year ended August 31, 2020 and

* Quarterly Reports on Form 10-Q for the periods ended May 31, 2021 and February 28, 2021 and November 30, 2020.

The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC.  Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov.  We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Lawrence Faulk
Lawrence Faulk

October 22, 2021